UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 29, 2006

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors;
                    Appointment of Principal Officers.

                On January 29, 2006, Bernard A. Girod and the Board of Directors of Harman International Industries, Incorporated (the “Company”) agreed that Mr. Girod will retire as Vice Chairman and Chief Executive Officer of the Company on December 31, 2006.  Mr. Girod will continue as a member of the Board.

As previously announced, Harman's Board of Directors is conducting a search for a successor to Mr. Girod as Chief Executive Officer and it expects that process to be completed in the coming months.  Mr. Girod will continue as Chief Executive Officer until his successor is identified and an orderly transition is completed.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        HARMAN INTERNATIONAL INDUSTRIES,
                        INCORPORATED

                        By:               /s/ Sandra B. Robinson
                                     Sandra B. Robinson
                                    Vice President - Financial Operations

Date:  January 30, 2006